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                                 AIM SUMMIT FUND

                          Supplement dated July 2, 2001
                      to the Prospectus dated March 1, 2001


The following replaces in its entirety the information appearing under the first paragraph located under the heading "FUND MANAGEMENT -- PORTFOLIO MANAGERS" on page A-4 of the Prospectus:

         "o David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1982.

          o Robert Lloyd, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was a trader with American Electric Power. From 1995 to 1997, he was a trader for Enron.

          o Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc."